Exhibit 10.12

Contract No. : 20180111

Qingdao Century Center of Excellence

Letter of lease Building one

September 30,2018

Letter of lease

Lessor (party a) : Qingdao Zhuoyue Qisheng Real Estate Development Co. , Ltd.

Address: 16-2409, Fengcheng Road, Dunhua Road, Shibei district, Qingdao City, Shandong province

Postcode: 266000

Tel:

Business License or identity card number:

Lessee (Party B) : Shenzhen Unicorn Incubator Co. , Ltd.

Registered Address: 6th Floor, ZTE R & D building, No. 13, Gaoxin South 4th road, Yuehai Street, Nanshan District, Shenzhen City

ZIP code: 518000;

TEL:

Business License or identity card number:

Principal:

Mailing address:

Postcode:

Tel:

Business Licence or Identity Card Number:

Guarantor (Party C) : Li Shengwu

Identity card number:

Address:

In accordance with the provisions of the Contract law of the People’s Republic of China, the law of the People’s Republic of China on the administration of urban real estate and other relevant laws, this contract and the related terms and conditions shall be concluded by the parties through consultation.

Article 1. Let the property and the term of the lease

Party a will lease to party B the premises (hereinafter referred to as leased premises) on the 8th, 9th and 30th floors of Building 1, Century of Excellence Centre, Lung Shing Road, North District, Qingdao City, numbered [801-810,901-910,3001-3010] .

Rental housing use: Office. Party a shall not change the use of the premises without the written consent of party A and the examination and approval of the relevant departments as required. The business scope of party B shall be consistent with the business license handled in accordance with the law (if the business scope is changed in time Party B signed the name “Shenzhen Unicorn Incubator Co. , Ltd. ” , abbreviated as”/” , the building water plate with one of the above-mentioned name, party B has no objection to this.

Gross leasable area, 9th floor, 4100.73 m2,30th floor, 2097.17 m2.

Party B has carried out on-the-spot inspection of the rented house, and has fully understood and approved the rented house and its surrounding environment.

Party B shall lease the premises for the period from November 1,2018, to 2028 October 31,2018. During the lease period, party a May sell all or part of the premises to a third party, party B may unify sign the lease contract with the new owner. When the contract is signed, the original terms and conditions of the contract shall remain unchanged.

Seria	Lease term	Floor	Unit Price	Acreage	Monthly	Rental	Annual	Notes
1	2018年11月1日至	8F.9F	2.8	4100. 73	349246	9	3143214
	2019年10月31日	30F	3. 5	2097.17	223261	9	2009349
2	2019年11月1日至	8F.9F	2.8	4100. 73	349246	9	3143214
	2020年10月31日	30F	3.5	2097.17	223261	9	2009349
3	2020年11月1日至	8E. 9F	2.88	4100. 73	359224	10	3592240
	2021年10月31日	30E	3. 61	2097.17	230278	10	2302780
4	2021年11月1日至	8F. 9F	2. 97	4100. 73	370150	12	4445400
	2022年10月31日	30F	3. 71	2097.17	236657	12	2839884
5	2022年11月1日至	8K.9E	3.06	4100. 73	381675	12	4580100
	2023年10月31日	30F	3. 82	2097.17	243674	12	2924088
6	2023年11月1日至	8F. 9F	3. 15	4100. 73	392901	12	4714814
	2024年10月31日	30F	3. 94	2097.17	251328	12	3015936
7	2024年11月1日至	8F. 9E	3. 25	4100. 73	405374	12	4864488
	2025年10月31日	30F	4.06	2097.17	258983	12	3107796
8	2025年11月1日至	8F.9F	3. 34	4100. 73	416600	12	4999200
	2026年10月31日	30P	1.18	2097.17	266638	12	3199656
9	2026年11月1日至	8F. 9F	3. 44	4100. 73	429073	12	5148876
	2027年10月31日	30F	4. 31	2097.17	274930	12	3299160
10	2027年11月1日至	8F.9E	3. 55	4100. 73	142793	12	5313521
	2028 年10 月31 日	30F	4. 43	2097.17	282585	12	3391019

。The time limit agreed upon in the preceding paragraph shall not exceed the approved term of use of the land, and shall not exceed 20 years.

Item Two: Rental and billing account information

Party B shall pay the first rent in full within 7 working days after the signing of this contract and thereafter quarterly. The rent should be paid in full before the 15th of the last month (in advance of statutory holidays) . Party B shall settle all the rent, property management service fee and other charges before the expiration date of the lease term. If the lease term is less than one full quarter, the lease term shall be adjusted in proportion to the actual number of days in use in that quarter (based on the actual number of days in the natural quarter in which the lease term is held) .

Rental does not include property management services fees and other related fees. The above rental amount includes value added tax.

Party a account information:

Company name: Qingdao Zhuoyue Qisheng Real Estate Development Co. , Ltd.

Bank: the second branch of industrial and Commercial Bank of China Shinan District

Bank account:

According to the current tax regulations and policies of the state, this project is implemented with simple calculation and collection, and the present rental value-added tax rate is 5% . As a result of national tax, regulation, policy adjustment, rent and other expenses corresponding value-added tax rate increases, exceed existing tax rate part by both sides bear.

Party a shall provide party B with the VAT invoice within 10 working days after receiving the rent paid by party B and the corresponding VAT charges.

Party B confirms its taxpayer information as follows:

Household name: Shenzhen Unicorn Incubator Co. , Ltd.

Taxpayer Identification Number:

Address: 6/F, ZTE R & D Building, No. 13, No. 4 South Gaoxin Road, Yuehai Street, Nanshan District, Shenzhen City

Tel: 0755-22910321

Bank: China Merchants Bank Shenzhen Futian sub-branch

Bank account number:

Party B shall bear the risk of delay or inability to issue invoices due to party B’s failure to provide taxpayer information or inaccurate provision of information.

Article 3 decoration period:

The renovation period is eight months and is divided into three years, the first year: from 1 November 2018 to 31 January 2019, the second year: from 1 November 2019 to 31 January 2020, and the third year: from 1 November 2020 to 31 December 2020. Party B shall abide by the building property management company decoration requirements. During the renovation period, party B shall pay the property management service fee, air conditioning fee, water, electricity, garbage disposal fee, parking fee, government tax and other fees (if any) in accordance with all the terms of this contract. Party a shall have the right to claim 8 months’ rent from Party B in case party B has seriously violated the contract and caused losses to Party A.

Party B shall go through the decoration formalities with the property management company entrusted by party a before the decoration of the leased house. Decoration procedures, charges and other requirements are detailed in the “decoration manual” provided by the property management company (the manual in the handover of the leased premises, the property management company to Party B, in the future to make any changes and amendments, the property management company, the company promptly notify party B) .

Party B shall not damage the appearance and main structure of the leased premises when decorating the leased premises (but may adjust the partition walls within the leased premises without affecting the overall structure and the safe area of the premises) and ancillary facilities, and should strictly comply with the provisions of the decoration code. Due to Party B decoration design, construction, acceptance and other fire safety related to the responsibility by Party B.

In order to ensure the safety and normal operation of the facilities and equipment of the building, when party B carries out the modification of the fire- fighting, electromechanical, air-conditioning systems, etc. , the modification drawings shall be submitted to party A or the property management company for examination in advance, in principle, the fire fighting system, air conditioning system and weak electric systems engineering shall be carried out by the contractor appointed by Party A and paid by Party B. Without the consent of party A or the property company, party B has the right to force party A or the property company to stop the renovation of the fire-fighting, air-conditioning and weak- current systems involving the safety of facilities and equipment of the whole building, until the rectification qualified only after the resumption of construction. All losses caused by party B’s unauthorized construction of facilities and equipment system damage shall be borne by party B. Therefore, party B shall bear all the losses caused to party A or a third party.

Article 4 fees for property management services

Basis and standard of service charge

(1) property management services fee:

Building management service charges 13. $9 per month, payable at the time and in the manner specified in the notice of charges.

Account name: Shenzhen Excellent Property Management Co. , Ltd. . Qingdao Shibei branch

Depositary Bank: Industrial and Commercial Bank of China, central business district

Account:

(2) collection and payment of fees:

Entrusted by relevant departments or lonly positions, property management companies can provide collection and payment services such as water and electricity charges. On behalf of the collection, payment fees do not belong to property management services fees, fees in accordance with government regulations.

(3) other reimbursable services:

This fee is not a property management service fee. The fee is charged according to the market reference price. For the specific price, please refer to the building property management office, (note: Property management companies have the right to make appropriate adjustments to the price list according to the market conditions, and the result of the adjustments will be announced) .

Billing period definition:

Party A and party B shall, from the date of commencement of the lease (including the period of renovation) as stipulated in the house leasing contract, the property management company of the building shall start to collect the corresponding fees for property management services and other related fees according to the standards and regulations of the property and service contracts.

Article 5 air conditioning:

Rates: 45 Yuan for heating from November 15 to April 5, and 45 yuan for cooling from July 1 to September 30. For the term of the lease, if the air conditioning fee is adjusted due to the basic energy price adjustment, the relevant notice of Taneng Natural Gas Co. , Ltd. shall prevail.

Normal supply period: 8:30-17:30 o in heating or cooling season from Monday to Sunday

If party B needs to use the air-conditioner outside the normal supply time, it should apply to Taineng Company at least one day in advance and pay the delay charge according to the unified charging standard of Taineng and the company.

Household name: Taneng Natural Gas Co. , Ltd.

Opening Bank: Bank of China Qingdao City North Branch –

Account number:

Article 6 handover of leased premises

Party a shall hand over the leased premises to Party B for use before November 1,2018, and go through the relevant transfer procedures. Upon delivery of the leased premises, both parties shall confirm the current conditions of the leased premises and its ancillary properties and other relevant information, and shall supplement it in the attached pages.

If Party a takes over the leased premises later than the time mentioned in the preceding paragraph, party B may request the extension of the validity of this contract.

Party B shall take over the leased premises on the scheduled handover date. If Party B is unable to take over the leased premises on the scheduled handover date due to party B’s reasons, the time from the commencement of the lease, term and fitting-out period shall not be extended, party B shall bear the relevant expenses in accordance with the provisions of this contract. At the time of Handover, the Party A and party B’s representatives or their authorized representatives shall sign the relevant documents or vouchers for the handover of the leased premises. After Delivery, party B shall abide by the rules and regulations of party A or the property management company.

If party B fails to go through the handover procedure within working days, party A has the right to unilaterally terminate the contract and take back the leased premises by written notice. In this case, party B has paid the security deposit as a breach of contract is not refundable, the amount of breach of contract can not make up for the actual losses of party A, party A has the right to recover from party B. At the same time, Party A has the right to lease the leased premises to a third party.

Article 7: Lease Deposit and return conditions

Within 3 working days after the signing of this contract, party B shall pay party a RMB 1717521(capital: RMB 100) $710,000, $750,000, $11) as security deposit for the lease. Party a shall issue a receipt for the same amount within the day party B pays the deposit. On November 1, the 2021 deposit of 572507 RMB (capital: RMB 172,500,007) was changed to house rent, i.e. the 2021 deposit was changed to 1145014 RMB on November 1(capital: RMB 100,000) O

(2) Party B shall pay the lease deposit to party a within 7 working days after the signing of this contract and the supplementary terms.

If party B violates the provisions of this contract, including but not limited to payment of rent, property management service fee or other fees payable, party a shall be entitled to deduct all or part of the lease security deposit, the amount of deduction depends on the amount of money owed by Party B. Other expenses incurred by party a due to party B’s non-performance of the provisions of this contract (including but not limited to party A’s repair of the leased premises and other expenses) shall also be deducted from party A’s security deposit. If the total amount of the remaining lease guarantee is less than the amount stipulated in the preceding paragraph after party a deducts the lease guarantee in accordance with the provisions of this contract, party B shall make up the remaining lease guarantee within 30 days after receiving party A’s notice, party a May unilaterally terminate the lease contract without any liability for breach of contract.

Party B shall be deemed to be in breach of the contract if party B terminates the contract or terminates the contract in advance for reasons other than party A, party a shall have the right not to return the lease deposit, and shall have the right to claim back rent for 8 months from Party B.

(5) if there is no breach of contract upon the expiration or termination of the lease term of this contract, and return the leased premises in accordance with the provisions of this contract, party a shall, within 30 days after party B has returned the leased premises and paid off all amounts due to it (including, but not limited to, rent, property management service fees and other fees) , return the rental deposit in full to party B (excluding interest) .

Article 8: payment of fees

Party B shall pay the rent, property management service fee on time, various special service fees for party B’s use of the leased premises, and all taxes and fees to be borne by party B collected by the People’s government of Qingdao, if Party B fails to pay the rent, property management service fees, special services, service fees or any taxes and charges levied by the Qingdao Government of the People’s Republic of China Department after Party A has notified party B in writing and party B fails to do so within 15 days after the due date, the property company has the right to take measures to stop the supply or use of water, electricity, air-conditioning or other facilities.

Article 9 security of leased premises

Party a shall ensure the security of the leased premises and its ancillary facilities delivered in accordance with the relevant laws, regulations or rules.

Article 10. Both parties shall have the right to use the property

Party B shall make reasonable use of the leased premises and its ancillary facilities and shall not use the leased premises to commit any illegal acts.

Party A, as the owner of the Leased House, guarantees that the ownership of the property is clear and that the property has passed the Design Audit and completion inspection of the Government Fire Department. If the property has a dispute over the ownership of housing or Creditor’s rights and debts, party a shall be responsible for the settlement and bear legal liabilities. Party A may use the public part of the building where the leased house is located, including but not limited to holding commodity exhibitions, putting up roofs, external wall advertising, etc. . Party B has no objection to this.

If party a needs to change the name of the project without the consent of party B, if the name of the project is changed, the validity of the lease contract shall not be affected.

Article 11 Party A’s maintenance responsibility

In the course of using the leased premises, Party B shall, if the leased premises or its ancillary facilities are damaged or out of order, not caused by Party B’s fault, party B shall inform Party A in time and take effective measures to prevent the further expansion of the defect, and follow-up maintenance matters shall be handled by party A and the property company, party A and the property company shall give the maintenance plan within ten days after Party B’s written notice and carry out the maintenance.

In case of Special Emergency and maintenance, party a shall immediately inform party A, party A and the property company shall arrange staff to go, and take necessary temporary measures, and contact professionals for maintenance.

Party a shall be responsible for the maintenance of the main structure of the leased premises and the natural damage or breakdown of the ancillary facilities and facilities provided by party A, and shall bear the related expenses.

The maintenance of the glass curtain wall caused by the explosion, party A and the property company butt, jointly determine the cause of the explosion, party A and the property company confirm, determine the responsible party, the responsible party shall bear the relevant maintenance costs, and the construction unit shall carry out the maintenance and replacement, due to the particularity of glass curtain wall material preparation, the time limit for party A to contact relevant units for maintenance is not agreed upon, but party a will take measures to protect the curtain wall from self-explosion after receiving the notice.

Article 12 Party B’s maintenance responsibility

If Party B fails to perform or violates any provision of this contract and the leased premises are damaged or lost by party a due to improper or unreasonable use, within 14 days of Party A’s written notice, party B shall stop the infringement and be responsible for repairing and restoring the original condition, and shall compensate party a for the corresponding economic losses (if any) .

If Party B fails to make any rectification during this period, party a May unilaterally terminate this contract and the lease term shall expire on the date of party A’s notice of termination, party B shall vacate the leased premises within three working days and return the leased premises to party a in accordance with the provisions of this contract, and shall continue to bear the responsibility for the performance of other provisions, if party B refuses to return the leased premises, thereby causing losses to party A, party a shall have the right of recourse and reserve the right of action.

During the lease term, party B may carry out necessary renovation of the leased premises, which shall not change the structure and use of the leased premises under any circumstances, the appearance and colour of the leased property after renovation shall meet the requirements of party A and be in harmony with the building environment. Party B shall, before renovation, submit a written application for renovation in accordance with the requirements of the building property management company, and signed the “Decoration Management Agreement” , party B decoration plan must obtain prior approval from the building property management company or the municipal government departments concerned before entering the decoration, the cost, and the project funds are borne by Party B.

Party B shall be responsible for the cleaning, maintenance and daily maintenance of the internal decoration and self-financing facilities and equipment in the leased premises, and shall bear the relevant expenses.

During the lease term, party B shall be responsible for the restoration of the original condition and compensation for the economic losses caused by the damage to the leased premises or facilities caused by its wilful or negligent behavior. Party a shall have the right to terminate this contract unilaterally, the non-return of the lease deposit does not entail any liability therefor.

In view of the fact that during the lease term, party a will not enter the leased premises except in case of emergency, party B shall be responsible for the daily cleaning and maintenance of the facilities and equipment belonging to party a but exclusive to party B, and party a shall bear the relevant expenses, to keep it in good working order. If party B finds any abnormal condition (natural damage or malfunction) , party B shall inform party A to take necessary maintenance and repair measures.

Article 13 concerning sublease by Party B

During the lease term, party B may sublease all or part of the leased premises to others. However, the term of the sublease shall not exceed the term of the lease as stipulated in this contract.

Article 14: Party a shall transfer the property right of the leased premises.

Party B hereby agrees and confirms that under no circumstances shall party B have the preemptive right to purchase the leased premises (including Party A’s preemptive right to purchase the leased premises or any part thereof) or similar rights, if any law or regulation gives party B priority, right of preemption (including party A’s right of preemption when selling the leased house or any part thereof) or similar right, then party B is here, expressly waiving the right to preemption or similar rights.

During the term of this contract, party a May transfer part or all of the property right of the leased house. After party a transfers the ownership and interest of the leased house to a third party, the continued performance of this contract shall not be affected. When the original Party A will lease the ownership rights and interests of the house to the new, the lessee, Inform Party B, the lease deposit (excluding the original party a according to the provisions of the deduction) transfer to the new lessor (replacement of the lease deposit receipt) , at the same time, the responsibility of returning the security deposit to party B shall then be transferred to the new lessor. Party B shall not raise any objection or claim against the original party A.

Party a declares that when this contract is signed, the leasehold has already set up the mortgage right, which party B knows and accepts.

Party a shall mortgage, guarantee, transfer or otherwise establish other rights in all or part of the assets of the property or any rights and interests under it to any party, party a shall ensure that such other rights shall not impede party B’s operation of the property. Otherwise, if the mortgagee/transferee requests party B to move away or sign the contract with party B above the conditions stipulated in this contract, party a shall compensate for all the losses caused to Party B.

Article 15 Force Majeure

If the leased premises are temporarily unusable due to force majeure or accidents, party a May decide whether or not to repair the leased premises based on the damage to the leased premises. During the period of maintenance, party A may choose to provide other units in the building to party B on the same terms and conditions of lease. Party A may use or suspend the rental of the leased premises and the charges for property management services until the maintenance of the leased premises is completed.

If party a decides not to repair the leased premises, or if the leased premises are not available for use within 90 days after the occurrence of such disasters, both Party A and party B shall have the right to cancel this contract by giving written notice to the other party, this contract shall be terminated by notice of Termination. Party B shall also vacate and return the leased premises to party a within seven days after the termination of this contract, at which time party B shall not be required to lease the premises in accordance with the provisions of this contract and shall maintain the leased premises in its original state of delivery, party a shall, in accordance with the relevant provisions, refund the lease deposit without interest and the rent which has not been used (part or all of the lease deposit deducted by party a due to party B’s breach of contract before the occurrence of any force majeure or accident) .. Thereafter, neither party a nor party B shall assume any liability in connection with this contract (except any obligations to be performed in accordance with Chinese law or mutual agreement) .

Article 16 Party B’s breach of contract and termination of contract

In any of the following circumstances, party a May request party B to return the premises in a clean and leasable condition, and demand party B to bear the damages for the losses caused by this. At the same time, party A has the right to terminate this contract unilaterally, party a shall not refund the security deposit of the lease and shall not be liable for any loss caused to party a by the payment of rent for 8 months.

(1) if party B has received a reminder for rent payment for more than 15 days and has not paid the back rent (party B should pay party a the default rent, the default rent standard is: the number of days in arrears multiplied by 5/10,000 of the amount of rent owed) ;

Party B violates article twenty-two of this contract, or uses the leased premises to carry out illegal activities, to the detriment of the public interest or the interests of party A, other parties;

(3) party B sublets the leased premises to the use of leased premises for head-pulling, fraudulent financial management, by its customers and buildings, the building’s neighbors collective complaints and other illegal acts;

(4) party B changes the structure or use of the leased building without authorization

(5) party B violates the provisions of Article 12 of this contract, does not assume the maintenance responsibility or does not pay the maintenance expense, causes the house or the equipment to be serious, the serious damage;

(6) without the written consent of party A and approval of relevant departments, party B will be the lease housing decoration;

(7) in order to safeguard the public interest of the building, the equipment (if any) in the leased building shall be carried out in the public area adjacent to the leased building by party B or in the leased building owned by Party A, including but not limited to the maintenance, repair and addition of such equipment, party B still refuses to cooperate within [10] days after receiving the written notice from Party A.

In addition to investigating party B’s liability for damages or breach of contract, party A has the right to change the terms of the contract to party b in accordance with the above-mentioned circumstances or to terminate the contract, once the notice of termination has been legally served, party A has the right to terminate the contract unilaterally. In addition to the rent, if party B fails to pay the building property, property management service fee or any other payable amount stipulated in this contract, the building property management company May Charge Party B a penalty for breach of contract. The standard for breach of contract shall be the number of days in arrears multiplied by 5/10,000 of the amount owed.

If party B refuses to cooperate with party A to cancel the lease within three days after party A has served the notice of termination in accordance with the contract, party A has the right to cancel the contract at the lease office. If Party A is unable to complete the record registration within the time limit stipulated in the lease due to party B’s actions, party B shall compensate party a for the loss caused by the vacancy of the premises and premises due to party B’s inability to rent the original leased premises to a third party in a timely manner, the amount of compensation shall be the loss of party A’s current rent during the period when the premises are vacant. The vacancy period shall start from the date of the completion of the work required by the lease and shall end on the date of party A’s actual completion of the registration.

Article 17: Party A’s breach of contract and termination of contract

If one of the following circumstances occurs, party B may claim damages from party a for the losses caused by it (the specific compensation shall be based on the evidence of the actual expenses incurred by party B for decoration, purchase and so on) , and party a shall refund the security deposit of the lease by double;

Party a shall delay the delivery of the leased premises for more than 30 days (or months) ;

Party a violates the provisions of Article 9 of this contract and the security of the leased premises does not comply with the relevant laws, regulations or rules;

Party a does not bear the responsibility for maintenance or pay the maintenance expenses in violation of article 11 of this contract;

(4) party a unilaterally requests the early termination of the contract without proper reasons

Party a will lease the house mortgage, security, transfer or other means to a third party, resulting in party B can not normal

Use of the premises or inability to continue the performance of the contract.

In addition to investigating party A’s liability for damages or breach of contract, party B may also, in the light of the above-mentioned circumstances, propose to party A to change the terms of the contract or, to terminate the contract, party B has the right to terminate the contract unilaterally once the notice of termination has been legally served.

Article 18 termination of the contract and return of the leased premises

When the lease term of this contract expires or terminates or is terminated for any reason (including but not limited to the termination by mutual agreement or upon receipt of the notice of termination from party a or otherwise indicated by party B that it is no longer actually performed) , party B shall return the leased premises to Party A in good, tidy and leasable condition (except normal depreciation and wear) within the same day to the satisfaction of Party A. If party B violates the provisions of the preceding paragraph, party a shall have the right not to return the lease security, the deposit and the right to dispose of any residuals in the premises, subject to party B’s breach of contract and abandonment of the ownership of all furniture, articles, facilities and equipment in the leased premises, party B has no objection to this.

Article 19. Renewal and re-recruitment

If party B needs to continue to lease the leased premises before the expiration of the lease term, party B shall, one year before the expiration of the lease term, provide party a with a written and irrevocable application for continuing to lease the premises, both parties shall negotiate the terms of the lease and re-sign the lease and the contract. If the application is not made within the time limit or if the two parties do not agree on the terms of the lease and sign a new lease within three months after the application is made, the contract shall be deemed to have been abandoned by Party B.

(1) Party a shall have the right to carry out all the preparations for the re- lease three months before the expiration of the lease term, including the introduction and display of the leased premises to the prospective lessee, whether or not party B applies to party a for the renewal of the lease, or the rental housing for necessary and reasonable maintenance work (but not to interfere with the normal operation of party B) , party B shall cooperate. If party B fails to renew or sign the lease contract with party a in accordance with the provisions of the preceding paragraph, the contract shall automatically terminate upon the expiration of the lease term, and party B shall vacate the leased premises and return the leased premises to party a upon the expiration of the lease term, party a shall have the right to charge party b double rent as liquidated damages if it fails to move out and return the property within the time limit, shall bear the cost of property management services, water, electricity (if any) , etc. , incurred during the period of overdue occupation of the leased premises, the above-mentioned expenses shall be counted until party B returns the leased premises or party a reclaims the leased premises in accordance with the provisions of this contract. Party a May deduct the above-mentioned expenses directly from the lease deposit paid by party B. if the deduction is insufficient, party a shall have the right to continue to claim from Party B.

(2) If Party B fails to vacate and return the leased premises within 5 Working Days, party a shall have the right to enter the leased premises for cleaning, returning and cleaning without any responsibility Party A has the right to dispose of the furniture, articles, facilities and equipment in the leased premises by itself, and Party A has no obligation to keep, guard or maintain them Party a shall be responsible for the losses, expenses and liabilities arising from party A’s taking the corresponding measures and performing the relevant rights in accordance with the provisions of this article.

(3) if party B needs to register the establishment of the company (or branch) after the signing of this contract, party B shall complete the registration.

After the relevant business license and/or relevant license, party a shall go through the formalities of Changing Party B’s main body of this contract with party A and undertake such changes.

(4) Without the prior written consent of party A, party B shall not use party A or the name of the building or the name of the building, any commercial activity or activity other than the use of an address for the purpose of advertising the business or the packaging of a commodity, such as socializing, packaging, printing, advertising, or making a badge.

(5) Party B shall be responsible for compensating party a for the losses and expenses caused by:

(I) the acts, omissions or omissions of party B or any other person permitted by party B in the leased premises, damage to parts or damage to their fixtures, fittings, water mains, signs or any other installations (other than normal depreciation and wear) ;

(II) party B has breached or failed to comply with any of the provisions of this contract or property management.

(6) before leasing the property, party B has carried out on-site investigation of the existing decoration and fitment in the property, and party B has confirmed the present condition and quality of the existing decoration and fitment. Party B promises that during the lease term, party B will complete the repair and maintenance work by itself if there is any quality problem in the decoration and fitment part of the property. Party B will NOT ASK Party A to fulfill the maintenance and repair obligation or claim to reduce or delay the payment of rent due to the quality problem of decoration and fitment.

Article 20 disclaimer

Party a shall not take any responsibility for any events, including the following, which are not caused by party A’s negligence or fault, party B (including party B’s employees, visitors and customers, etc.) or any third party shall be liable for compensation and other liabilities:

(i) leakage, malfunctioning or malfunctioning of the electrical and mechanical systems, lifts, escalators, water supply, drainage, gas, etc. in the force majeure of the property (including the leased premises) .

(II) any occurrence of fireworks, water damage or leakage of water or electricity in any part of the property (including the leased premises) .

(III) cigarette butts, glass slides and other debris dropped from the high- rise units of the leased premises.

(IV) theft or damage of property in the leased premises.

(V) any loss, injury or death arising from the letting of other parts of the property to others or from accidents beyond the scope of party A’s management or reasonable control, taking precautionary measures, etc. .

Article 21. Insurance

During the lease term and decoration period, party B shall be responsible for purchasing the leased premises from the insurance company approved by the state, for any third party property, personal injury or death, etc. occurring within the premises take out third party liability insurance or public liability insurance (or any other type of insurance established by the Insurance Institution) for a period not less than the term of the lease, and Party B shall list party A as one of the underwriters, and submit a copy of the insurance policy and Premium Receipt to Party A.

Party B’s property loss, personal injury or death within the scope of party B’s leased premises not caused by party a during the lease term and decoration period, party a shall not be responsible for the property of the third party (including party a) , the injuries and deaths of the third party’s personnel, and all expenses, compensation and legal liabilities arising therefrom, etc. , party B shall purchase the insurance of the above scope of liability at its own expense from the insurance institution approved by the state.

In the event of any property and personal injury or death of party A and its personnel occurring within the leased premises, party a shall, in accordance with party B, the third party liability insurance or public liability insurance purchased in accordance with this contract shall not cover the actual loss of party A or its personnel caused by party B’s liability, party a still has the right to claim compensation from party B.

Before signing this contract, party A and party B have done their duty to remind and strongly advise party B to purchase insurance for the risks and risks that may occur during the period of renting the premises. If Party B does not purchase all kinds of insurance as stipulated in this contract and this annex, in case of personal and property damage, party B shall bear all the responsibilities and losses, party a shall not be responsible.

Article 22. Party A promises

(1) The communal sewerage system, fire protection system, air conditioning system, sanitary facilities and other public facilities and equipment of the building

(2) keep buildings in good working order.

Article 23. terms and conditions to be observed by party B

(1) Party B shall abide by the Law of the People’s Republic of China, laws, regulations and social ethics, and abide by and fulfill the rules and regulations of property management.

(2) Party B shall be responsible for all claims, debts, disputes and lawsuits arising from the operation of party B, and has nothing to do with party A. Party B has no right to make any mortgage, guaranty or Lien to any organization, unit or individual.

Party B undertakes to indemnify party B (including party B’s employees, visitors and customers, etc.) or any third party for all losses and damages incurred by party B as a result of such events, except as a result of party A’s negligence or fault, however, party a shall cooperate and assist in the investigation.

(3) party a May carry out repair, alteration and renovation works as necessary within the premises other than the leased premises. Party B shall not require party A to compensate party B for any disturbance or inconvenience caused by such works and their consequences if such works need to be closed or altered. Party a shall give reasonable written notice to Party B in advance before carrying out the above-mentioned works outside the leased premises, and minimize the possible interference and inconvenience to the leased premises.

Article 24. Liability by guarantee

Party C shall undertake the irrevocable joint and several guarantee for all the obligations of party B under this contract. The guarantee period shall be two years.

Article 25. other matters

(1) any facility in the building or the leased premises can not function properly due to circumstances not foreseen or controlled by party A, including but not limited to cases where water, electricity and air-conditioning are not normally supplied or interrupted; Party a shall not be liable for compensation for Party B’s losses. At the same time, the provisions of this contract and party B’s obligation to pay rent and other expenses shall not be affected in any way. (2) party A and/or the employer, the property management company of the building shall have the right to enter the leased building to install, use and maintain the overall drainage system, fire prevention system, air conditioning system and other public facilities and equipment of the building after notifying party B.

(3) Except for the contents of this contract and the supplementary provisions, all other statements and promises concerning the ancillary facilities of the building and the leased premises shall not be binding on party A.

(4) all notarial fees, registration fees and lease applications, government fees, value added tax, stamp duty and other fees arising from this contract (if applicable) , shall be borne by both parties in accordance with Chinese laws, regulations, rules and regulations and the agreement of both parties (except in the case of subletting/subletting). Party A and party B shall each bear the legal fees (if any) necessary for the preparation and signing of this contract.

(5) Notice or other correspondence issued by both parties in connection with the performance of this contract shall be in writing and shall be delivered directly, by registered or registered mail, or by facsimile, in accordance with party A and party B in this contract listed in the communication address or, the fax number for the official address. Party a shall identify the addressee as party B in the invoices, documents and other notices issued by Party B. If direct service is taken, the receiving party shall sign for it and take the date of signature as the date of service; if registered or registered mail is taken, the letter shall be deemed to have been served on the third day after posting. In the event of a change of name, correspondence address, fax number and representative of one party, the party making the change shall promptly notify the other party in writing, otherwise, the service of any notice or other communication by one of the parties hereto shall be deemed to have been effected on the basis of the correspondence address or facsimile number of the other set forth herein. However, if party a requires party B to pay the fees stipulated in this contract and issue a notice of payment to party B, party a only needs to send the notice of payment to party B to undertake, the leased premises on behalf of party B shall be effectively served. If the names, addresses and representatives of both parties are changed, the party making the change shall notify the other party in writing within three working days.

(6) Party A has the right to amend the building plans without party B’s consent or notice, but subject to the prior approval of the relevant government departments or units.

(7) in addition to the direct losses of the other party, the losses referred to in this contract due to the breach of contract by one party shall include the expenses incurred by that party in avoiding the aggravation of the losses and the expenses incurred by that party in recovering the losses.

(8) Party A and party B may make a separate agreement in the appendix on matters not covered by this contract. The contents of the appendix shall be a part of this contract and shall have the same effect as this contract after being signed by both parties.

(9) disputes arising from this contract between Party A and party B shall be resolved through consultation; if consultation fails to resolve the disputes, party A and party B may apply to the competent authority of the leasing department for mediation; if mediation fails, party A and party B may bring a lawsuit to the People’s Court of the leasing location.

Party A and party B agree that the following address shall be the address for service of the notice or document of both parties:

Party a address: 25th Floor, Excellence Building, 128 Yanji Road, North District, Qingdao City

Party B address: 3909 Diwang Building, Shennan East Road, Luohu District, Shenzhen

If the above address is not agreed upon, the address of correspondence signed by the parties shall be taken as the address for service.

The address for service remains valid without notice of change in writing. A notice or document sent by one party to the other party shall be deemed to have been served by post at the address for service. If a document is returned by post to the above address, the date of return shall be deemed to be the date of service.

Article 26. application of the law and dispute settlement

This contract is governed by the Law of the People’s Republic of China.

Any dispute arising from the performance of this contract shall be settled through friendly consultation between the two parties. If no settlement can be reached, either party may bring an action against the People’s Court having jurisdiction in the place where the property is situated.